SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2007


                              Insight Midwest, L.P.
                              Insight Capital, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                     333-33540                     13-4079232
    Delaware                     333-33540-1                   13-4079679
-----------------             ----------------            -------------------
(State or other           (Commission File Number)        (I.R.S. Employer
jurisdiction of                                            Identification No.)
incorporation)


             810 7th Avenue
            New York, New York                               10019
    -----------------------------------                   ------------
  (Address of principal executive offices)                 (Zip Code)


                                 (917) 286-2300
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]     Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
          Exchange Act (17 CFR 240.13e-4)

Item 1.01      Entry into a Material Definitive Agreement.

As of April 1, 2007, the partnership agreement that governs our operations was amended. We are a limited partnership owned 50% by Insight Communications Company, Inc. ("ICCI") and 50% by an indirect subsidiary of Comcast Corporation. ICCI serves as our sole general partner and as the manager of each of our systems.

Under the partnership agreement amendment, ICCI has agreed with Comcast on a division of our assets and liabilities. Upon completion of the transaction, ICCI will own 100% of the cable systems serving Kentucky customers in Louisville, Lexington, Bowling Green and Covington, and customers in Evansville, Indiana and Columbus, Ohio (the "Insight Systems Group"), and Comcast will own 100% of the cable systems serving Illinois customers in Rockford/Dixon, Quincy/Macomb, Springfield, Peoria and Champaign/Urbana, and Indiana customers in Bloomington, Anderson and Lafayette/Kokomo (the "Comcast Systems Group"). Pending the completion of the transaction, ICCI will continue to manage all of our cable systems. In conjunction with the division of our assets and liabilities, the Insight Systems Group will be responsible for $1.260 billion of the partnership's debt and the Comcast Systems Group will be responsible for $1.335 billion of the partnership's debt. The closing is subject to closing conditions, including local governmental approvals and regulatory approvals, and is expected to be completed by the end of 2007.

This summary is qualified in its entirety by reference to the full text of the partnership agreement amendment, a final form of which is incorporated by reference with this report as Exhibit 2.1 and incorporated herein by this reference.

Item 9.01  Financial Statements and Exhibits.


             (a)   Not Applicable.

             (b)   Not Applicable.

             (c)   Not Applicable.

             (d)   Exhibit:


                     2.1 Second Amendment to Amended and Restated Limited Partnership Agreement of Insight Midwest, L.P., dated as of April 1, 2007, by and between Insight Communications Company, L.P. and TCI of Indiana Holdings, LLC (incorporated by reference to Exhibit
                           2.1 to the Form 8-K, filed April 2, 2007 by Insight Communications Company, Inc.)

                     10.1 Amended and Restated Limited Partnership Agreement of Insight Midwest, L.P., dated January 5, 2001 (incorporated by reference to Exhibit 10.2 to the Form 8-K, filed January 22, 2001 by Insight Communications Company, Inc.)

                     10.2 First Amendment to Amended and Restated Limited Partnership Agreement of Insight Midwest, L.P., dated September 30, 2002 (incorporated by reference to Exhibit 10.2 to the Form 10-Q for the period ended September 30, 2002, filed by Insight Communications Company, Inc.)

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Insight Midwest, L.P.
                                     Insight Capital, Inc.



Dated: April 2, 2007                 By: /s/ Elliot Brecher
                                         ---------------------------------
                                         Elliot Brecher
                                         Senior Vice President and
                                         General Counsel